Exhibit 10.1

CHANGE ORDER

SUPPLEMENTAL FERC CONDITION 80 REQUIREMENTS

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.	CHANGE ORDER NUMBER: CO-00076 DATE OF CHANGE ORDER: 05-May-2023 DATE OF AGREEMENT: November 7, 2018

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), and per Owner correspondence SPL4-BE-C23-036 dated 20-Feb-2023, the Parties agree Contractor shall augment the scope as stated under Clause 1(d) of previous Change Order CO-00072 dated 31-Oct-2022, as follows:

a.    Add a sixth (6th) elevated-oscillating firewater monitor with remote manual operation capability, the implementation of which requires the relocation of three (3) of five (5) firewater monitors added in accordance with Clause 1(d) of previous Change Order CO-00072; and
b.    For context: Per Clause 1(d) of previous CO-00072, the Agreement was amended for Contractor to install five (5) firewater hydrants or monitors for the entire length of the marine transfer piping (under FERC Condition 80 and associated conditions).

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was ……………………..…......................	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68, 75)….................................................................................................................................................	$8,116,678
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was.........................….	$2,025,009,251
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ...............................................................................................................................................	$0
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ...............................................................................................................................................	$0
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be ......................	$2,025,009,251

Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was …..….......................	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-74) ................	$11,039,604
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was ............................	$468,735,604
10. The Contract Price Applicable to Subproject 6(b) will be changed by this change order ..................	$165,221
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order .......	$0
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be ...................	$468,900,825
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7) ...........	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9) …………….........................	$2,493,744,855
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11) ………………………………………….......................................................................................	$165,221
16. The new Contract Price including this Change Order will be (add lines 14 and 15) ….....................	$2,493,910,076
Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A – This Work is performed post-Substantial Completion
Adjustment to other Changed Criteria for Subproject 6(b): N/A – This Work is performed post-Substantial Completion
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A – This Work is performed post-Substantial Completion
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A – This Work is performed post-Substantial Completion
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _/s/ LL__ Contractor _/s/ DC_ Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Laura Link
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP, Engineering & Construction	Senior Project Manager & Principal Vice President
Title	Title

July 18, 2023	June 27, 2023
Date of Signing	Date of Signing

CHANGE ORDER

LOUISIANA SALES AND USE TAX PROVISIONAL SUM CLOSURE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc	CHANGE ORDER NUMBER: CO-00077 DATE OF CHANGE ORDER: 16-Jun-2023 DATE OF AGREEMENT: November 7, 2018

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 2.1 Louisiana Sales and Use Tax Provisional Sum of Schedule EE-2 of the Agreement, this Change Order amends Section 2.1 Louisiana Sales and Use Tax Provisional Sum to reflect actual and final costs incurred by Contractor, as follows:

a.The current amount for the Louisiana Sales and Use Tax Provisional Sum is U.S. $42,543,792;
b.The actual and final costs incurred by Contractor for the Louisiana Sales and Use Tax Provisional Sum is U.S. 29,361,818; and
c.The Louisiana Sales and Use Tax Provisional Sum amount is hereby reduced by Thirteen Million, One Hundred and Eighty-One Thousand, Nine Hundred and Seventy-Four U.S. Dollars (U.S. $13,181,974).
d.Therefore the final Louisiana Sales and Use Tax Provisional Sum amount as amended by this Change Order shall be Twenty-Nine Million, Three Hundred and Sixty-One Thousand, Eight Hundred and Eighteen U.S. Dollars (U.S. $29,361,818).

2.    The detailed cost breakdown for this Change Order is provided in Exhibit A of this Change Order.

3.    The detailed reconciliation for this provisional sum is provided in Exhibit B of this Change Order.

4.    Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was ……………………...........................	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68, 75) ....................................................................................................................................................	$8,116,678
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was .............................	$2,025,009,251
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of …………………………………………..……...................................................................	$0
5. The Provisional Sum Applicable to Subproject 6(a) will be reduced by this Change Order in the amount of ….........................................................................................................................................	$13,181,974
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be ………….....	$2,011,827,277
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was …..….......….............	$457,969,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-67, 69-74, 76).	$11,204,825
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was ..….......................	$468,900,825

10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order .............	$0
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order ...........	$0
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be .....................	$468,900,825
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7) ............	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9) ……………...........................	$2,493,910,076
15. The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11) .........................................................................................................................................................	$13,181,974
16. The new Contract Price including this Change Order will be (add lines 14 and 15) ….......................	$2,480,728,102

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit C
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
___________________________________________________________________________________________________
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
___________________________________________________________________________________________________

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SMS Contractor _/s/ DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP, Engineering & Construction	Senior Project Manager & Principal Vice President
Title	Title

July 25, 2023	July 18, 2023
Date of Signing	Date of Signing

CHANGE ORDER

NATURAL GAS PIPELINE (NGPL) SECURITY COORDINATION PROVISIONAL SUM CLOSURE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.	CHANGE ORDER NUMBER: CO-00078 DATE OF CHANGE ORDER: 22-Jun-2023 DATE OF AGREEMENT: November 7, 2018
The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 2.4 NGPL Gate Access Security Coordination Provisional Sum of Schedule EE-2 of the Agreement, this Change Order amends Section 2.4 NGPL Gate Access Security Coordination Provisional Sum to reflect actual and final costs incurred by Contractor, as follows:

a.The current amount for the NGPL Gate Access Security Coordination Provisional Sum, as amended by previous Change Order CO-00046, is U.S. $253,207 (inclusive of 6% fee component);
b.The actual and final costs incurred by Contractor for the NGPL Gate Access Security Coordination Provisional Sum (inclusive of fee) is U.S. $264,576;
c.The NGPL Gate Access Security Coordination Provisional Sum amount is hereby increased by Eleven Thousand, Three Hundred and Sixty-Nine U.S. Dollars (U.S. $11,369);
d.Therefore the final NGPL Gate Access Security Coordination Provisional Sum amount as amended by this Change Order shall be Two Hundred and Sixty-Four Thousand, Five Hundred and Seventy-Six U.S. Dollars (U.S. $264,576); and
e.For context the NGPL Gate Access Security Coordination Provisional Sum services were provided in the period November 2019 through January 2022.

2.    The detailed cost breakdown for this Change Order is provided in Exhibit A of this Change Order.

3.    The detailed reconciliation for this provisional sum is provided in Exhibit B of this Change Order.

4.    Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was ……………………..….................	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68, 75, 77)…................................................................................................................................	$(5,065,296)
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was …….................	$2,011,827,277
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ..........................................................................................................................................	$0
5. The Provisional Sum Applicable to Subproject 6(a) will be increased by this Change Order in the amount of...	$11,369
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be ...................	$2,011,838,646
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was …..…....................	$457,696,000

8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorize Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-67, 69-74, 76) .....................................................................................................................................................	$11,204,825
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was ..…..................	$468,900,825
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order .........	$0
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order .....	$0
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be ..............	$468,900,825
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7) ...…	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9) ……………......................	$2,480,728,102
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11) .............................................................................................................................................	$11,369
16. The new Contract Price including this Change Order will be (add lines 14 and 15) ........................	$2,480,739,471

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit C
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
________________________________________________________________________________

Select either A or B:

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SMS Contractor /s/ DC Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP, Engineering & Construction	Senior Project Manager & Principal Vice President
Title	Title

July 25, 2023	July 18, 2023
Date of Signing	Date of Signing

CHANGE ORDER

INSURANCE PROVISIONAL SUM CLOSURE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.	CHANGE ORDER NUMBER: CO-00079 DATE OF CHANGE ORDER: 27-Jul-2023 DATE OF AGREEMENT: November 7, 2018

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 2.3 Insurance Provisional Sum of Schedule EE-3 of the Agreement, this Change Order amends Section 2.3 Insurance Provisional Sum to reflect actual and final costs incurred by Contractor, as follows:

a.    The current amount for the Insurance Provisional Sum, as amended by previous Change Order(s) CO-00001, CO-00009, CO-00011 and CO-00031, is U.S. $39,840,850;

b.    The actual and final costs incurred by Contractor for the Insurance Provisional Sum is U.S. $39,840,110;

c.    Therefore the Insurance Provisional Sum amount is decreased by Seven Hundred and Forty U.S. Dollars (U.S. $740);

d.    Therefore the final Insurance Provisional Sum amount as amended by this Change Order shall be Thirty Nine Million, Eight Hundred and Forty Thousand, One Hundred and Ten U.S. Dollars (U.S. $39,840,110); and

2.    The detailed cost summary and reconciliation for this Change Order is provided in Exhibit A of this Change Order.

3.    Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was ……………………..…..................	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68, 75, 77, 78)......................................................................................................................................	$(5,053,927)
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was ...........................	$2,011,838,646
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of …………………………………………..……..................................................................	$0
5. The Provisional Sum Applicable to Subproject 6(a) will be decreased by this Change Order in the amount of …........................................................................................................................................	$740
6. The Contract Price Applicable to Subproject 6(a) including this change Order will be....................	$2,011,837,906
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was …..…......................	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-67, 69-74, 76) .......................................................................................................................................................	$11,204,825
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was ..….....................	$468,900,825

10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order ……....	$0
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order ........	$0
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be ....................	$468,900,825
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7) ……...	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9) ……………..........................	$2,480,739,471
15. The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, and 11) .......................................................................................................................................................	$740
16. The new Contract Price including this Change Order will be (add lines 14 and 15) …......................	$2,480,738,731

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
__________________________________________________________________________________________________
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
________________________________________________________________________________

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SMS Contractor _/s/ DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

August 3, 2023	July 31, 2023
Date of Signing	Date of Signing

CHANGE ORDER

BORROWED ITEMS

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.	CHANGE ORDER NUMBER: CO-00080 DATE OF CHANGE ORDER: 06-Sep-2023 DATE OF AGREEMENT: 07-Nov-2018
The Agreement between the Parties listed above is changed as follows:

1.Owner and Contractor agree that the Contract Price Applicable to Subproject 6(a) is reduced by Two Hundred Fifty-Five Thousand, Five Hundred and Sixty-Two U.S. Dollars (U.S. $255,562) as full and final settlement for Owner to purchase the items identified in Attachment 1 of this Change Order.

2.     For context the items in Attachment 1 of this Change Order were borrowed by Contractor from Owner but will not be returned. Therefore Parties agree that by this Change Order, Contractor shall have no responsibility to purchase such replacement items.

3.     The detailed cost summary and reconciliation for this Change Order is provided in Exhibit A of this Change Order. Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was ……………………..........................	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68, 75, 77-79).......................................................................................................................................	$(5,054,667)
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was ……....................	$2,011,837,906
4. The Contract Price Applicable to Subproject 6(a) will be reduced by this Change Order in the amount of …………………………………………..……..................................................................	$255,562
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ............................................................................................................................................	$0
6. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of ………………………………………………………………………………………........	$2,011,582,344
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was …..….......................	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-67, 69-74, 76).......................................................................................................................................................	$11,204,825
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was ..…....................	$468,900,825
10. The Contract Price Applicable to Subproject 6(b) will be reduced by this Change Order ...............	$0
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order .......	$0
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be ..................	$468,900,825
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7) .........	$2,474,588,573

14. The Contract Price prior to this Change Order was (add lines 3 and 9) …………….......................	$2,480,738,731
15. The Contract Price will be reduced by this Change Order in the amount of (add lines 4, 5, 10 and 11) .......................................................................................................................................................	$255,562
16. The new Contract Price including this Change Order will be (add lines 14 and 15) …....................	$2,480,483,169

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A
__________________________________________________________________________________________________
Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
__________________________________________________________________________________________________
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor _/s/ DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change~~ Order ~~upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP, Engineering and Construction	Senior Project Manager & Principal Vice President
Title	Title

September 27, 2023	September 15, 2023
Date of Signing	Date of Signing